JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

Supplement dated November 4, 2013

to PROSPECTUSES and STATEMENTS OF ADDITIONAL INFORMATION dated April 29, 2013

Changes to Prospectus and Statements of Additional Information

This Supplement applies to INDEPENDENCE VARIABLE ANNUITY, INDEPENDENCE 2000 VARIABLE ANNUITY, INDEPENDENCE PREFERRED VARIABLE ANNUITY and ACCOMMODATOR VARIABLE ANNUITY Contracts issued by John Hancock Life Insurance Company (U.S.A.) (the “Contracts”). It supplements the prospectus for the Contract you purchased (the “Annuity Prospectus”) and statement of additional information (“SAI”) dated April 29, 2013.

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like another copy of the Annuity Prospectus or SAI, please contact our Annuities Service Center at 1-800-344-1029, or in New York State at 1-800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

Purpose of this Supplement

This Supplement announces changes to:

•	the Contracts’ Variable Investment Options to reflect the addition of Lifestyle Balanced PS Series to the John Hancock Variable Insurance Trust (“JHVIT”) Portfolio;

•	frequent transfer restrictions; and

•	references in the Annuity Prospectus to the federal Defense of Marriage Act (“DOMA”) as applied to same-sex marriages.

Addition of Variable Investment Option

Effective at the close of business on December 6, 2013, Lifestyle Balanced PS Series will be a new Variable Investment Option in your Contract.

We revise the information in the list of Variable Investment Options on the first page of the Annuity Prospectus to include Lifestyle Balanced PS Series.

We revise the disclosure in the Portfolio expense table in “III. Fee Tables” to include the following information:

Portfolio/Series	Management Fee[1]	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[2]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment[3]	Net Operating Expenses
Lifestyle Balanced PS Series
Series NAV[4]	0.04%	0.00%	0.06%	0.74%	0.84%	-0.02%	0.82%[5]

[1]	“Management Fee” has been restated to reflect the contractual management fee schedule effective October 1, 2013.

[2]	“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio’s investment in underlying portfolios and are included in “Total Portfolio Operating Expenses.” The Total Portfolio Operating Expenses shown may not correlate to the Portfolio’s ratio of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[3]	The Adviser has contractually limited other Portfolio level expenses to 0.04%. These expenses consist of operating expenses of the Portfolio, excluding advisory fees, 12b-1 fees, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2015 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[4]	For Portfolios and Series that have not commenced operations or have an inception date of less than six months as of December 31, 2012, expenses are estimated.

[5]	Effective October 10, 2013, the underlying portfolios for the Lifestyle Balanced PS Series were changed from primarily actively managed portfolios to primarily passively managed portfolios. This change is expected to have the effect of reducing “Acquired Portfolio Fees and Expenses” from 0.74% to 0.56% and “Net Operating Expenses” from 0.82% to 0.64% for Series NAV.

We revise disclosure in the “Portfolio Investment Objectives and Strategies” section of “V. General Information about Us, the Separate Accounts and the Portfolios” to include the following information:

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lifestyle Balanced PS Series	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio operates as a fund of funds and normally invests approximately 50% of its assets in portfolios that invest primarily in equity securities or futures contracts, and approximately 50% in portfolios which invest primarily in fixed-income securities. Underlying portfolios may include exchange-traded funds (“ETFs”) and the Portfolio may invest a significant portion of its assets in ETFs.

Transfers You May Make Among Investment Options

We revise the Annuity Prospectus as follows:

The following supplements the “Frequent Transfer Restrictions” section in “IV. Basic Information – Transfers Among Investment Options”:

From November 1, 2013 to July 1, 2014, you may transfer amounts out of any Investment Option that invests in the Lifestyle Balanced Trust into one or more other Investment Options available under your Contract with no charge, and the transfer will not count against the number of permitted transfers.

IRS Guidance on Same-Sex Spouses

On August 29, 2013, the U.S. Department of the Treasury and the Internal Revenue Service, following the U.S. Supreme Court’s decision in United States v. Windsor, jointly announced the issuance of Revenue Ruling 2013-17 (the “Ruling”), providing guidance on the federal taxation of same-sex couples. Windsor invalidated, on equal protection grounds, the limitation of marriage to opposite-sex couples in the federal Defense of Marriage Act (“DOMA”). The Ruling holds that for all federal tax purposes, including income, gift and estate tax, the IRS will recognize same-sex marriages that are legally valid in the state where the couple married, regardless of whether the state in which the couple resides would recognize the marriage.

At this time the Ruling may not be relied upon retroactively with respect to matters relating to Qualified Plans. The IRS has promised future guidance on how Windsor and the Ruling will apply to Qualified Plans for periods prior to September 16, 2013, the effective date of the Ruling. Presumably, this will include guidance on how to apply the spousal continuation rule of Code section 72(s)(3) to non-qualified annuities and the minimum required distribution rules of Code section 401(a)(9) to Individual Retirement Accounts and Annuities, 403(b) annuities and Qualified Plans. The Ruling indicates that future guidance will take into account the impact of retroactivity on all taxpayers involved, including Qualified Plans, plan sponsors, employers, employees and affected Beneficiaries, and will provide sufficient time for Qualified Plans to be amended and corrected as necessary to preserve existing favorable tax treatment.

In view of these developments, you should disregard all references in the Annuity Prospectus to the federal Defense of Marriage Act (“DOMA”) as applied to same-sex marriages. DOMA still affects the federal tax status of same-sex civil unions and domestic partnerships. For Federal tax purposes, the term “marriage” does not include registered domestic partnerships, civil unions, or other similar formal relationships recognized under state law that are not denominated as a marriage under that state’s law. You should consult with a qualified financial advisor and/or tax advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

We revise the Annuity Prospectus as follows:

A new definition of “spouse” is inserted in the Annuity Prospectus Glossary:

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

The following section of the Annuity Prospectus is deleted:

In the “Spouse” section under “Other Information,” the sections entitled “Federal Definition of Spouse” and “State Variations.”

We revise the SAI as follows:

The section entitled “State Variations Regarding Recognition of Same-Sex Couples” is deleted.

This Supplement replaces the Supplement dated October 7, 2013. You should retain this Supplement for future reference.

Supplement dated November 4, 2013

11/13:	333-164145	333-164142
	333-164135	333-164146

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